EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP



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                                                                    EXHIBIT 23.2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT


We consent to the incorporation by reference in this Registration Statement of NSD Bancorp, Inc. on Form S-8 pertaining to the NSD Bancorp, Inc. 2004 Omnibus Stock Incentive Plan of our report dated January 31, 2003 incorporated by reference in the Annual Report on Form 10-K of NSD Bancorp, Inc. for the year ended December 31, 2003.


/s/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
June 9, 2004